CURRENT REPORT

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 2, 2019

AIR INDUSTRIES GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of Incorporation	Commission	IRS Employer
	File Number	Identification Number

360 Motor Parkway, Suite 100, Hauppauge, NY 11788

(Address of Principal Executive Offices)

Registrant’s telephone number: (631) 881-4920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 2, 2019 Air Industries Group (the “Company”) entered into the Seventeenth Amendment to the Amended and Restated Revolving Credit, Term Loan and Security Agreement (the “Loan Agreement”) with PNC Bank, National Association.

Under the terms of the amendment, the revolving loan and the term loan now bear interest at a rate equal to the sum of the Alternate Base Rate plus four percent (4%). In addition to the amounts available to the Company as revolving loans secured by its inventory and receivables pursuant to the formula set forth in the Loan Agreement, PNC has agreed to permit the revolving advances to exceed the formula amount by $1,000,000 as of December 31, 2018, provided that the Company shall reduce the “Out-of-Formula Loan” by $25,000 per week commencing April 1, 2019, with the unpaid balance payable in full on December 31, 2019.

Both the revolving loan, inclusive of the Out-of Formula Loan, and the term loan now mature on December 31, 2019. As a condition to its agreement to extend the maturity of the obligations due under the Loan Agreement (the “Obligations”), the Company shall pay to PNC an extension fee of (i) $250,000 on the earlier of (a) the date the Obligations are indefeasibly paid in full or (b) June 30, 2019, (ii) $125,000 on the earlier of (a) the date the Obligations are indefeasibly paid in full or (b) December 31, 2019, which amount is deemed earned in full if the Obligations have not been satisfied as of July 1, 2019, (iii) $125,000 on the earlier of (a) the date the Obligations are indefeasibly paid in full or (b) December 31, 2019, which amount is deemed earned in full if the Obligations have not been satisfied as of October 1, 2019 (iv) $500,000 on December 31, 2019, which amount is deemed earned in full if the Obligations have not been satisfied as of December 31, 2019. As a further condition to PNC’s agreement to extend the maturity of the Obligations, Michael Taglich has loaned $2,000,000 to the Company and not later than January 15, 2019, shall make a capital infusion of not less than $800,000 in the Company. The terms of the loan and capital infusion to be made by Mr. Taglich have yet to be agreed upon by Mr. Taglich and the Company, except that the loan will be subordinated in full to the Obligations due PNC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Seventeenth Amendment to the Amended and Restated Revolving Credit, Term Loan and Security Agreement with PNC Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR INDUSTRIES GROUP

Dated: January 3, 2019	By:	/s/ Michael Recca
Michael Recca
Chief Financial Officer

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